Exhibit 99.1

JTH Holding, Inc. Investor Day 2012 JTH HOLDING, INC. Safe Harbor Statement 2 This presentation may contain forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variations of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects”, “forecasts”, “targets”, “would,” “will”, “should,” “could,” or “may” or other similar expressions. Forward-looking statements provide management’s current  expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, capital expenditures, dividends, liquidity, capital structure or other financial items, descriptions of management’s plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company’s control and which are described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2012 in the section entitled “Risk factors”, as well as additional factors we have described and may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

JTH HOLDING, INC. In-depth look at the company Liberty business model 2013 Outlook Investor Day 2012 Take Always 3 Agenda The Liberty Story Operational Overview Financial Overview Marketing

The Liberty Story John Hewitt Chairman and Chief Executive Officer JTH HOLDING, INC. Death, taxes and change Recession – resistant Liberty opened over 800 offices in the last recession Growing industry Seasonal IRS Fragmented Industry is Attractive to Entrepreneurs 6

JTH HOLDING, INC. 129 130 130 130 132 134 138 143 142 141 143 145 146 148 150 Certainties in Life - Death, Taxes and Change! 7 Source: IRS.gov, Publication 6187 Updated 7/12, SOI Tax Stats Historical Table 1, figures are for calendar years Total Number of Individual Tax Returns (in millions) Projection is for additional 2 million tax returns a year over next 4 years JTH HOLDING, INC. Early Season - “Fastest Access to Refund” younger customer base lower income simple returns Two Tax Seasons 8 Late Season - “Lowest Tax” older customer base higher income complex returns Fiscal Year 2012

JTH HOLDING, INC. Paid Preparer Market Share 9 H&R Block 18% Jackson Hewitt 3% Liberty 2% Other 76% Mom and Pops prepare twice as many returns as the big three national preparers combined JTH HOLDING, INC. JTH Holding, Inc. (NASDAQ: TAX) is the parent company of Liberty Tax Service Fastest-growing national retail preparer of paid tax returns Gaining market share every year for 13 years Third largest in the United States and second largest in Canada Stable industry with consolidation opportunities Internal consolidation opportunities acquisition of Area Developer territories Ranked the 7th best franchise on Forbes “Top 20 Franchises for the Buck” in February 2012 Top Ten Fastest Growing Franchisor in the 21st century Clear goal Culture Experienced team Company Overview 10

John Hewitt – Founder and CEO

- 43 years of industry experience
- *Accounting Today* named Hewitt one of the 100 most influential people in accounting 12 times
- Only person to have founded two separate franchise companies ranked in the top 25 in the world by *Entrepreneur* magazine
- Only person to have founded two different companies with over 4,000 locations
- By far the longest tenured CEO of industry players



1969	Joined H&R Block
1989	Opened Jackson Hewitt offices in 169 Montgomery Ward Department Stores
1992	Opened the 500th Jackson Hewitt office
1996	Resigned from Jackson Hewitt
	Founded Liberty Tax Service
2000	Began expanding Liberty Tax in the U.S.
2003	Entrepreneur of the Year for the state of Virginia by Ernst & Young
2006	Honored by the *International Franchise Association* as its Entrepreneur of the Year
2009	Opened the 3,000th Liberty Tax office
2011	2 million tax returns filed
2012	Opened the 4,000th Liberty Tax office

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JTH HOLDING, INC.

Experienced Leadership

(in years)

		With Liberty	In Industry
John T. Hewitt	Founder & CEO	15	43
Mark F. Baumgartner	Vice President & Chief Financial Officer	9	9
Rufe Vanderpool	Chief Operating Officer	8	15
Jim Wheaton	General Counsel, Vice President of Legal & Governmental Affairs	2*	14
Martha O'Gorman	Chief Marketing Officer	15	25
Charles E. Kirkpatrick	Chief Information Officer	10	10



*Jim Wheaton served as outside counsel for Liberty since 1998.

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JTH HOLDING, INC.

JTH HOLDING, INC. Liberty versus H&R Block, Jackson Hewitt and Mom and Pops Three prong operational approach (Franchisee, Area Developer & Corporate) No CEO turnover Culture Franchise model versus company owned stores 13 JTH HOLDING, INC. Cumulative Change in Offices Versus 2007 14 -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2008 2009 2010 2011 2012 Total Franchises H&R Block Jackson Hewitt Liberty Tax Liberty’s Competitive Advantages

JTH HOLDING, INC. 2,200 Franchisees average just two locations each Can add 6,000 – 7,000 more offices in the US Taking share from Mom and Pops The Opportunity 15 Operational Overview Rufe Vanderpool Chief Operating Officer

JTH HOLDING, INC. Agenda 17 Franchise Model Sales Model Training Technology Three Tiered Franchise Model 18 Franchisee Area Developer Corporate “Be in business for yourself but not by yourself”

JTH HOLDING, INC. Territories defined as a population of ~30,000 Look for H&R Block locations and/or McDonalds Exclusive marketing rights within geographic boundaries Territory may have multiple offices Franchisee 19 JTH HOLDING, INC. Licenses a collection of territories Usually DMA based Responsible for recruitment of new franchisees Provide first level operational support Revenue sharing model Area Developer 20 Licenses a “Territory”(ies)

JTH HOLDING, INC. Operational support to both ADs and Franchisees Year-round multi-level training Technical support Tax support Financial product support Corporate 21 JTH HOLDING, INC. Regional Directors Corporate Area Developers Area Developer Support Staff Site Selection and Mapping Guerrilla Marketing Department Tax School Operational Support 22

JTH HOLDING, INC. Other Support 23 Technical Support 1 Computer Installation and Setup Software Installation System Troubleshooting Tax Support 2 Tax Assistance Certification Programs Audit Support Bank Support 3 Service Bank Enrollment Customer Refund Settlements Agenda 24 Franchise Model Sales Model Training Technology

JTH HOLDING, INC. Lead Generation Conference Call Discovery Day Seminar Sign Contracts Training Close Sales Process 25 Agenda 26 Franchise Model Sales Model Training Technology

Effective Operations Training (EOT)

- 5 day intensive training on all aspects of running a tax business
- Introduction to all corporate systems and reports



- “Day in the office”
- Guerilla Marketing exposure



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JTH HOLDING, INC.

Franchisee Training

Effective Operations Training (EOT)	~900
Hands on Training (HOT)	~1,800
Liberty College	~900
Update Training	~1,250
Leadership Call Series	~400



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JTH HOLDING, INC. Area Developer Training 29 AD Operations ~20 AD Retreat 2 a year ~100 Elite AD new JTH HOLDING, INC. Excellence Training 30 Top Gun ~180 Elite 18 Largest franchisees 18 Fantastic 50 Rest of the top 50 50 Elite AD new

JTH HOLDING, INC. Tax School Rapid Class Tax Preparer Certification System Intermediate Modules IRS Certification Program Continuing Education Credits Competency Test PTIN Tax Preparer Training 31 Agenda 32 Franchise Model Sales Model Training Technology

JTH HOLDING, INC. LibTax tax preparation software Bank product systems E-filing systems Customer management and support System-wide data analysis and reporting Office management systems Technological Support 33 JTH HOLDING, INC. NextGen - Single Tax Platform 34 Platform Roll-out: DIY – Tax Season 2013 Offices – Tax Season 2014 Web-based program Online to Office – Office to Online Single Customer Database Single Tax Application & Content (Tax Rules) Two Interfaces DIY Offices Uses private “Cloud-based” system

JTH HOLDING, INC. Interactive Customer Facing System Touchscreen interface based upon Windows 8 Referrals Marketing offers available Entertainment options Touchscreen Pilot Program 35 Marketing Chief Marketing Officer 36 Martha O’Gorman “Glosing the Sale” functionality

JTH HOLDING, INC. 37 Building a brand from scratch – One community at a time! JTH HOLDING, INC. Powerful Branding Tool - Wavers 38

JTH HOLDING, INC. Wavers 39 JTH HOLDING, INC. www.libertytax.com 40

JTH HOLDING, INC. Mascots and Costumes 41 JTH HOLDING, INC. Who we are! Where we are! What we stand for! Marketing Philosophy 42

JTH HOLDING, INC. Other Mascots 43 JTH HOLDING, INC. Miss Liberty 44

JTH HOLDING, INC. Always Improving 45 JTH HOLDING, INC. B2B 46

JTH HOLDING, INC. Give Little Unexpected Extras G.L.U.E 47 Child friendly Free refreshments Open year round Extended hours during tax season Community involvement JTH HOLDING, INC. Cash-in-a-Flash 48

JTH HOLDING, INC. Community Involvement 49 JTH HOLDING, INC. AdLib 50 Click on Item you want to work with

JTH HOLDING, INC. AdLib 51 Click on customize JTH HOLDING, INC. Constant Contact 52

JTH HOLDING, INC. Texting Program 53 JTH HOLDING, INC. Hispanic Initiative 54

JTH HOLDING, INC. Hispanic Initiative 55 JTH HOLDING, INC. Guerilla Marketing Program 56

JTH HOLDING, INC. Guerilla Marketing Program 57 JTH HOLDING, INC. - John D. Rockefeller 58 “The secret of success is to do the common things uncommonly well.”

Financial Overview Mark Baumgartner Chief Financial Officer Agenda 60 Revenue Seasonality of Business Financial Update

JTH HOLDING, INC. Categories of Revenue 61 Franchise Fees Royalty and Advertising Fees Financial Products Interest Income Tax Preparation Fees Other Total Revenue JTH HOLDING, INC. Franchise Fees 62 Area Developer Unit Territory Buying rights to develop unit territories in the area 126 active AD entities Receive on average 50% of franchise fee and royalties from franchises in their area New Franchisee $40,000 franchise fee, 14% royalty, 5% advertising Zero down option, 25% royalty first five years, 5% advertising Expanding Franchisee $40,000 franchise fee, 14% royalty, 5% advertising Zero down option, 25% royalty first five years, 5% advertising 20% down, pay remainder over next 4 tax seasons, 14% royalty, 5% advertising Rent to own, try before you buy

JTH HOLDING, INC. Royalty and Advertising Fees 63 Traditional Model 14% Royalty 5% Advertising Zero Down Option* 25% Royalty 5% Advertising * Higher royalty rate is only for 5 years, then reverts to 14% If territory exists in an AD area, royalty revenue is split Effective royalty rate should increase over next few years JTH HOLDING, INC. Refund Transfer Product Loan-based Product Financial Products Overview 64 ~50% of Liberty’s US Customers Receive Financial Product

JTH HOLDING, INC. Fastest way to get access to a refund is to provide a bank account number for direct deposit Some customers do not have a bank account or do not want to have refund deposited into their account Can have preparation fees paid out of refund Pick up check in office or load it on to a prepaid debit card Product credits a temporary bank account in customer’s name Refund Transfer Product 65 JTH HOLDING, INC. Liberty H&R Block Jackson Hewitt Set-up Fee $29.95 $34.95 $29.95 Transmitter Fee $20.00 $20.00 Check Fee $20.00 Total $49.95 $54.95 $49.95 Refund Transfer Product Pricing in 2012 66 Only revenue Liberty received was the $20 transmitter fee on products outsourced to a third party

JTH HOLDING, INC. 67 Revenue Received by Liberty Charge to Customer Third Party JTH Financial Set-up Fee $29.95 Split All Transmitter Fee* $9.00 All All Total $38.95 Charge to the customer decreases $11.00 Set-up fee is either collected solely by Liberty or split with a third party Transmitter fee is collected solely by Liberty *Applicable where allowed JTH HOLDING, INC. In 2012 tax season, Republic Bank offered RALs nationally Republic agreed with bank regulators to exit the business Liberty created the ICA The End of RALs 68 States Where Liberty Offered ICAs in 2012

JTH HOLDING, INC. Number of ICAs peaks in the early season and then tapers down In seven states where program was offered in fiscal 2012, average loan amount was $2,033 and total charges (fees and interest) averaged approximately 4.5 points Liberty agrees to purchase any loan that becomes 60 days past due ICA Economics 69 JTH HOLDING, INC. Tax Preparation Fees, Interest Income, and Other Tax Preparation Fees Returns prepared in company stores Online returns through eSmart Represent offices in transition Will operate more company stores due to Walmart opportunity Interest Income Interest on loans to franchisees and ADs Other Commission fees Transfer fees 70

Agenda 71 Revenue Seasonality of Business Financial Update JTH HOLDING, INC. Income Statement Seasonality 72 -$10,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Revenue Net Income (Loss) ($ in thousands)

JTH HOLDING, INC. Quarterly Operating Cash Flow 73 -$30,000 -$20,000 -$10,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 ($ in thousands) JTH HOLDING, INC. Balance Sheet Seasonality 74 ($ in thousands) $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Revolving Credit Facility Current Notes Receivable

JTH HOLDING, INC. Credit Facility (in millions) Term 5 Years Maturity April 30, 2017 Term Loan Amount $25 Million Line of Credit Amount $105 Million Accordion $70 million Rate Libor + 1.62%1 75 1 Applicable margin varies from 1.50% to 2.25% and adjusts throughout the term of the credit facility if triggered by certain increases and decreases in our leverage ratio Agenda 76 Revenue Seasonality of Business Financial Update

JTH HOLDING, INC. Fiscal Year 2012 Results Total Revenues $109.1M Total Operating Expenses $79.4M Net Income $17.4M Diluted EPS $1.23 Adjusted EBITDA[1] Margin 36.3% Adjusted EBITDA[1] $39.6M [1] Adjusted EBITDA as net income (loss), plus: provision for income taxes, interest expense, non-recurring (income) expense, depreciation and amortization, foreign currency transaction (gain) loss, and stock-based compensation. Please see slide 84 for a reconciliation of Adjusted EBITDA to net income, the most directly comparable financial measure calculated and presented in accordance with U.S. generally accepted accounting principles, or GAAP. JTH HOLDING, INC. Fiscal Year 2013 Second Quarter Results Total Revenues $7.3M Total Operating Expenses $17.9M Net Loss ($6.7M) EPS ($0.51) 78

JTH HOLDING, INC. Balance Sheet 79 April 30, 2012 October 31, 2012 Cash and cash equivalents $19.8 $1.2 Receivables, net $76.8 $80.6 Debt $29.0 $68.3 Stockholders’ equity $100.2 $88.8 (in millions) JTH HOLDING, INC. Fiscal 2013 Outlook Revenue $131 – $136 million Offices Growth of 11-13% Net Income $20.0 - $21.5 million Effective Tax Rate 38.6% 80

JTH HOLDING, INC. Shares of Common Stock Beneficially Owned % of Common Stock Beneficially Owned Datatax Business Services Limited 4,680,000 33.4% Edison Venture Fund IV, LP 1,443,200 10.3% Envest Funds 899,605 6.4% Major Shareholders 81 (as of September 30, 2012) Q&A

Appendix 83 JTH HOLDING, INC. Reconciliation of Adjusted EBITDA 84 Fiscal Year Ended April 30, 2012 Reconciliation of Net Income to Adjusted EBITDA Net income $17,411 Interest expense 1,854 Income tax expense 10,394 Depreciation, amortization and impairment charges 7,169 Foreign currency transaction (gain) (4) Costs associated with postponed IPO 1,348 Stock-based compensation expense 1,429 Adjusted EBITDA $39,601